                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)     FEBRUARY 7, 2005
                                                     ---------------------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         1-13953                                          65-0773649
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(Commission File Number)                       (IRS Employer Identification No.)

          7500 GRACE DRIVE
         COLUMBIA, MARYLAND                                     21044
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 8.01   Other Events.
            ------------

            On February 7, 2005, the United States Department of Justice
announced the unsealing of a 10-count grand jury indictment against W. R. Grace
& Co. and seven current or former senior level employees relating to Grace's former vermiculite mining and processing activities in Libby, Montana. The indictment accuses the defendants of (1) conspiracy to violate environmental laws and obstruct federal agency proceedings; (2) violations of the federal
Clean Air Act; (3) wire fraud in connection with the sale of allegedly contaminated properties; and (4) obstruction of justice.

            Grace purchased the Libby mine in 1963 and operated it until 1990;
vermiculite processing activities continued until 1992. The grand jury charges that the violations of law took place from 1976 to 2002. Grace has denied any criminal wrongdoing and expects to defend itself at trial.

            Among the employees charged is Robert J. Bettacchi, a senior vice president of Grace and president of the Grace Performance Chemicals business unit. Mr. Bettacchi and two other current employees have been placed on administrative leave with pay so that they may dedicate sufficient time to their defense. The U.S. Bankruptcy Court previously granted Grace's request to advance legal and defense costs to the employees, subject to a reimbursement obligation if it is later determined that the employees did not meet the standards for indemnification set forth under state corporate law.

            Grace is unable to assess whether the indictment, or any conviction resulting therefrom, will have a material adverse effect on the results of operations or financial condition of Grace or affect Grace's bankruptcy proceedings.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                       W. R. GRACE & CO.
                                                   -------------------------
                                                         (Registrant)

                                                   By   /s/ Mark A. Shelnitz
                                                      ----------------------
                                                            Mark A. Shelnitz
                                                                Secretary

Dated:  February 9, 2005